EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the quarterly report of Landsea Homes Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chris Porter, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 1, 2024

By:	/s/ Chris Porter
Name:	Chris Porter
Title:	Chief Financial Officer
(Principal Financial Officer)